UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison/Claymore Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
Madison/Claymore Covered Call & Equity Strategy Fund
2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 - June 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

June 30, 2012 (UNAUDITED)

MCN | SEMIANNUAL REPORT

Madison/Claymore

Covered Call & Equity Strategy Fund

WWW.GUGGENHEIMFUNDS.COM/MCN

... YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE
MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mcn, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

June 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended June 30, 2012.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2012, the Fund provided a total return based on market price of 6.91% and a total return based on NAV of 3.90%. As of June 30, 2012, the Fund’s market price of $7.63 per share represented a discount of 11.59% to its NAV of $8.63 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.18 per common share in February and May of 2012. The most recent dividend represents an annualized distribution rate of 9.44% based on the Fund’s closing market price of $7.63 as of June 30, 2012.

The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at reasonable prices in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the investment manager’s selection criteria.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $160 billion in assets under management and supervision.

Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment manager (the “Investment Manager”). Founded in 1974, the Investment Manager is an independently owned firm that, with its affiliates, manages individual, corporate, pension, insurance, endowment, and mutual fund assets. As of June 30, 2012, the Investment Manager managed or supervised approximately $16 billion in assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 26 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about the Investment Manager’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	June 30, 2012

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/mcn.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund

July 31, 2012

4 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	June 30, 2012

Madison Asset Management, LLC (“MAM” or the “Investment Manager”) is pleased to address the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) for the semiannual fiscal period ended June 30, 2012.

MAM, a subsidiary of Madison Investment Advisors, Inc., together with its affiliates, manages approximately $16 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of June 30, 2012.

Before discussing performance, please describe the Fund’s investment objectives and explain how MAM’s investment strategy seeks to achieve them.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of MAM, selling at reasonable prices in relation to their long-term earnings growth rates. The Fund may also invest in mid-cap stocks. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Frank E. Burgess, founder of the Investment Manager and Madison Investment Holdings, Inc., and Ray Di Bernardo, Portfolio Manager of the Investment Manager and Vice President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the Fund. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. MAM then seeks attractive call options to write on those stocks. The Investment Manager seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As a bottom-up investor, MAM focuses on the Fundamental businesses of the companies under consideration for investment. This stock selection philosophy strays away from the “beat the street” mentality, as MAM seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, MAM seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders.

Once attractive and solid names are selected for the Fund, a call writing strategy is employed. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What happened in the market during the first half of 2012?

Equity markets continued to be heavily influenced by global macroeconomic and geopolitical events, in both positive and negative directions. The first three months of the year witnessed the largest quarterly gain in the S&P 500 Index (“S&P 500”) since 1998, as the market continued its resurgence which began in October 2011. A seeming stabilization of the European debt crisis via higher Central Bank liquidity and debt guarantees had investors moving back into riskier asset classes. Better US economic data centered on improving employment and a potential bottoming of the housing market also fueled the markets higher. With no “Arab Spring” –like event occurring during this time, the geopolitical front was rather tame. All of the bullishness came to a halt as the market corrected sharply in April and May 2012 on renewed fears of economic problems in Europe, this time centered on Spain, concerns over China’s slowing growth, and a loss of US economic momentum. Investors fled equities and moved back into the relative safety of cash and fixed income investments, despite the low yields on these investments. The six-month period ended on a positive note with a rebound in June. However, this was seemingly on the dual hope that Europe had produced yet another temporary solution to its crisis and that another round of quantitative easing from the Federal Reserve would be just around the corner. MAM views the likelihood of success of either with a heavy dose of skepticism. For the full six-month period, the S&P 500 generated a total return of 9.49% while the CBOE S&P 500 BuyWrite Index (“BXM”), representing a passive covered call strategy on the S&P 500, returned 4.78%.

As investors moved from a “risk on” posture early during the first quarter to a “risk off” posture during the second quarter, sector leadership during the full six-month period was inconsistent. Cyclical and higher beta sectors such as technology, financials and consumer discretionary led performance during the market rally but were among the worst performers during the correction phase. Similarly, defensive sectors such as utilities, telecom and consumer staples lagged early in the year and held up well as the markets fell. This led to the appearance of rather balanced sector performance over the full six-month period. However, the timing of performance among various sectors was anything but balanced. The energy sector underperformed throughout the first six months of the year as crude oil prices peaked early in the year and declined over 25% from the peak to the end of June. Individual stock correlations have remained relatively high as underlying company fundamentals were less pertinent to stock performance than macro issues. This environment has been challenging for MAM’s stock selection focus, which relies heavily on indentifying attractive fundamental characteristics for the Fund’s equity holdings.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	June 30, 2012

As equity markets began a six month rally in October 2011, market volatility, which typically moves in the opposite direction, began a steady decline. The April/May 2012 market correction caused volatility to surge briefly. However, the June 2012 rebound moved it lower once more. Low volatility results in lower call option premiums and can, at low extremes, signal a level of complacency in equity markets. Given the continuing instability in Europe and lackluster global economic outlook, complacency can be somewhat dangerous. Complacency concerns were somewhat evidenced in the higher levels of put option premiums relative to call option premiums, which suggests that the price of protection against a market decline had risen during the first half of the year.

How did the Fund perform during the first six months of 2012?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2012, the Fund provided a total return based on market price of 6.91% and a total return based on NAV of 3.90%. As of June 30, 2012, the Fund’s market price of $7.63 per share represented a discount of 11.59% to its NAV of $8.63 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.18 per common share in February and May of 2012. The most recent dividend represents an annualized distribution rate of 9.44% based on the Fund’s last closing market price of $7.63 as of June 30, 2012.

What were the main determinants of the Fund’s performance during the period?

For the six months ended June 30, 2012, the Fund’s NAV return trailed the returns of the BXM and the S&P 500. The Fund’s market price rose 2.14% over this period, narrowing the discount to NAV. During the early months of the year, the Fund tracked the S&P 500 performance and significantly outpaced the BXM. However, as the market rally matured and the hedging aspect of the covered call strategy increased, the Fund began lagging the S&P 500. During this period, the Fund benefitted from its exposure to cyclical sectors such as technology and consumer discretionary, and from a strong rebound in the financial sector. As the market corrected in April and May 2012, the cyclical sectors that had performed well earlier became the areas of most aggressive selling. The Fund’s heightened exposure to these sectors and lesser exposure to traditionally defensive sectors caused the Fund to underperform its primary benchmarks. As stock correlations moved higher, many of the Fund’s higher quality positions were tainted along with companies of lesser quality. The defensiveness of maintaining high quality companies was therefore not as beneficial during this relatively short correction phase. As a result, both stock selection and sector allocation combined to cause the Fund’s performance to lag over the first six months of 2012.

Describe the Fund’s portfolio equity and option structure.

As of June 30, 2012, the Fund held 42 equity securities and unexpired call options had been written against 68% of the Fund’s stock holdings. The relatively low level of stock positions fully covered by call options reflected an effort to heighten the coverage after the market had rebounded. The level of coverage has subsequently moved higher as a result of the equity market rebound, which occurred in late June 2012. During the six-month period, the Fund generated premiums of $7.4 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options. As of June 30, 2012, 63% of the Fund’s options (57 of 90 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). Of the 90 option positions, eight were put options which have been sold against existing equity holdings that also have covered call options written. The writing of out-of-the-money put options allows the Fund to increase the level of income generated and provides for a lower entry point for adding to existing equity holdings. The cash potentially required to purchase additional shares of the underlying stocks in the event a put option is assigned is segregated from other cash and held in short-term U.S. Treasury securities.

Which sectors are prevalent in the Fund?

From a sector perspective, the Fund’s largest exposure as of June 30, 2012, was to the information technology (and technology-related) sector, followed by health care, financials, consumer discretionary and energy. The Fund had a small market neutral weighting in the materials sector, a small underweight position in the industrial sector and was absent the consumer staples, telecommunication services and utilities sectors, which, although defensive in nature, typically provide less attractive call writing opportunities.

6 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	June 30, 2012

Discuss how risk is managed through the Fund’s investment process.

Risk management is a critical component of the Investment Manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

Focus on the underlying security. The Investment Manager’s bottom-up stock selection process is geared toward investing in companies with strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the Investment Manager’s “growth-at-a-reasonable-price (GARP)” philosophy is specifically tuned to such valuation discipline.

Active covered call writing. The Investment Manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the Investment Manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear overvalued due to individual company strength or surging markets, the Investment Manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The Investment Manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the Investment Manager may sell options further out-of-the-money in order to allow the Fund to benefit from a market recovery. In such an environment, the Investment Manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in the market upside.

Cash management and timing. Generally, the Investment Manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and market conditions. The thoughtful reinvestment of cash adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock performance. Given MAM’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels. However, it is MAM’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

What is MAM’s current outlook for the market and the Fund?

While MAM maintains a cautiously optimistic outlook over the longer haul, the remainder of 2012 may continue to be unsettled. The European debt crisis will remain a highly troubling factor in terms of its negative impact on global growth and investor sentiment. Europe remains in recession and its ability to extricate itself from the current situation is very uncertain. In addition, growth is slowing in emerging markets, which have been the world’s economic growth engines in recent years. There is a great deal of concern over China’s slowing economy and its ability to jump-start the rest of the world’s growth. And finally, while US economic conditions had been slowly improving, in relatively mild form, recent data suggests that growth may be stalling. Uncertainty surrounding the upcoming presidential election and the potentially negative impact of the so-called “fiscal cliff” are keeping investors solidly on the sidelines. On the positive side of the ledger, historically low global interest rates, while not having the stimulative effect that many would have envisioned, are providing liquidity. Corporate profits and profit margins, particularly in the US, remain quite strong and companies continue to maintain very high cash balances and strong balance sheets in general. Over the short term, equity markets will continue to be driven by macro factors and will be heavily data dependent. This typically means an ebbing and flowing of markets as economic and/or geopolitical news impacts investment decisions in both positive and negative directions.

Longer term, MAM remains constructive on equity markets as global economic conditions improve. Accordingly, the Fund will continue to be positioned in a relatively defensive manner, protecting as best as possible its high-quality underlying equity holdings with call option premium support and additional put writing as opportunities present. Following expected bouts of euphoria, the Fund will likely become more defensive. Following corrections, the Fund will advantageously become somewhat more aggressive.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	June 30, 2012

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility, is widely known as the VIX Index. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

MCN Risks and Other Considerations

The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital

8 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	June 30, 2012

appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets gener-ally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market condi-tions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

In addition to the risks described above, the Fund is also subject to: Investment Risk, Not a Complete Investment Program, Limitation on Option Writing Risk, Income Risk, Derivatives Risk, Illiquid Securities Risk, Market Discount Risk, Other Investment Companies, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Please see www.guggenheimFunds.com/mcn for a more detailed discussion about Fund risks and considerations.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	June 30, 2012

Fund Statistics
Share Price	$7.63
Common Share Net Asset Value	$8.63
Premium/(Discount) to NAV	-11.59%
Net Assets ($000)	$166,375

Total Returns
(Inception 7/28/04)	Market	NAV
Six month	6.91%	3.90%
One Year	-1.60%	-0.80%
Three Year - average annual	12.30%	9.11%
Five Year - average annual	-2.87%	-1.72%
Since Inception - average annual	1.02%	2.41%

% of Long-Term
Sector Breakdown*	Investments
Information Technology	26.5%
Health Care	21.4%
Financials	19.6%
Consumer Discretionary	12.7%
Energy	9.1%
Exchange Traded Funds	6.6%
Materials	2.2%
Industrials	1.9%

% of Long-Term
Top Ten Holdings	Investments
Target Corp.	4.9%
Google, Inc., Class A	4.3%
State Street Corp.	4.0%
Wells Fargo & Co.	3.5%
Apache Corp.	3.4%
Best Buy Co., Inc.	3.4%
Mylan, Inc.	3.3%
Gilead Sciences, Inc.	3.3%
Teva Pharmaceutical Industries Ltd., ADR	3.3%
Affiliated Managers Group, Inc.	3.2%

Sectors and holdings are subject to change daily. For more current information, please visit www.guggenheimfunds.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*Securities are classified by sectors that represent broad groupings of related industries.

Portfolio Composition	% of Net Assets
Common Stocks	87.0%
Exchange Traded Funds	6.2%
Short-Term Investments	10.4%
Options Written	-3.6%
Other**	0.0%+
Net Assets	100.0%

**Represents other assets less liabilities.
+ Amount is less than 0.1%.

10 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2012

Number
of Shares	Description	Value
	Long-Term Investments – 93.2%
	Common Stocks – 87.0%
	Consumer Discretionary – 11.9%
20,000	Bed Bath & Beyond, Inc.(a)(b)	$ 1,236,000
250,000	Best Buy Co., Inc.(b)	5,240,000
80,000	Kohl’s Corp.(b)	3,639,200
160,000	Staples, Inc.(b)	2,088,000
130,000	Target Corp.(b)	7,564,700
		19,767,900
	Energy – 8.5%
60,000	Apache Corp.(b)	5,273,400
100,000	Canadian Natural Resources, Ltd. (Canada)(b)	2,685,000
120,000	Petroleo Brasileiro SA, ADR (Brazil)(b)	2,252,400
60,000	Schlumberger, Ltd. (Curacao)(b)	3,894,600
		14,105,400
	Financials – 18.3%
45,000	Affiliated Managers Group, Inc.(a)(b)	4,925,250
381,700	Bank of America Corp.(b)	3,122,306
50,000	Goldman Sachs Group, Inc.(b)	4,793,000
240,000	Morgan Stanley(b)	3,501,600
140,000	State Street Corp.(b)	6,249,600
40,000	T Rowe Price Group, Inc.(b)	2,518,400
160,000	Wells Fargo & Co.(b)	5,350,400
		30,460,556
	Health Care – 19.9%
50,000	Celgene Corp.(a)(b)	3,208,000
120,000	Community Health Systems, Inc.(a)(b)	3,363,600
100,000	Gilead Sciences, Inc.(a)(b)	5,128,000
240,000	Mylan, Inc.(a)(b)	5,128,800
100,000	St. Jude Medical, Inc.(b)	3,991,000
65,000	Stryker Corp.(b)	3,581,500
130,000	Teva Pharmaceutical Industries, Ltd., ADR (Israel)(b)	5,127,200
55,700	Zimmer Holdings, Inc.(b)	3,584,852
		33,112,952
	Industrials – 1.7%
40,000	Norfolk Southern Corp.(b)	2,870,800
	Information Technology – 24.7%
69,000	Adobe Systems, Inc.(a)(b)	2,233,530
50,000	Altera Corp.(b)	1,692,000
5,500	Apple, Inc.(b)	3,212,000
160,000	Applied Materials, Inc.(b)	1,833,600
250,000	Cisco Systems, Inc.(b)	4,292,500
75,000	Facebook, Inc., Class A(a)(b)	2,334,000
600,000	Flextronics International, Ltd. (Singapore)(a)(b)	3,720,000
160,000	FLIR Systems, Inc.(b)	3,120,000
11,500	Google, Inc., Class A(a)(b)	6,670,805

See notes to financial statements.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2012

Number
of Shares	Description	Value
	Information Technology continued
220,000	Hewlett-Packard Co.(b)	$ 4,424,200
90,000	Microsoft Corp.(b)	2,753,100
190,000	Symantec Corp.(a)(b)	2,775,900
124,000	Yahoo!, Inc.(a)(b)	1,962,920
		41,024,555
	Materials – 2.0%
100,000	Freeport-McMoRan Copper & Gold, Inc.(b)	3,407,000
	Total Common Stocks – 87.0%
	(Cost $168,631,448)	144,749,163
	Exchange Traded Funds – 6.2%
30,000	PowerShares QQQ Trust, Series 1(b)	1,924,800
30,000	SPDR S&P 500 ETF Trust(b)	4,088,100
25,000	SPDR S&P MidCap 400 ETF Trust(b)	4,282,500
	(Cost $10,580,792)	10,295,400
	Total Long-Term Investments – 93.2%
	(Cost $179,212,240)	155,044,563
	Short-Term Investments – 10.4%
	Money Market Fund – 2.9%
4,765,030	Invesco Liquid Assets Money Market Fund
	(Cost $4,765,030)	4,765,030
Principal
Amount	Description	Value
	U.S. Government – 7.5%
$ 2,400,000	U.S. Treasury Bill, 0.03%, 08/02/2012(b)	2,399,931
750,000	U.S. Treasury Bill, 0.08%, 08/23/2012(b)	749,917
2,000,000	U.S. Treasury Bill, 0.12%, 08/30/2012(b)	1,999,591
6,225,000	U.S. Treasury Bill, 0.14%, 09/20/2012(b)	6,223,437
1,200,000	U.S. Treasury Note, 1.50%, 07/15/2012(b)	1,200,657
	(Cost $12,573,533)	12,573,533
	Total Short-Term Investments – 10.4%
	(Cost $17,338,563)	17,338,563
	Total Investments – 103.6%
	(Cost $196,550,803)	172,383,126
	Other Assets in excess of Liabilities – 0.0%*	46,666
	Total Value of Options Written – (3.6%) (Premiums received $7,403,889)	(6,054,983)
	Net Assets – 100.0%	$ 166,374,809

* Less than 0.1%

ADR – American Depositary Receipt

SA – Corporation

S&P – Standard & Poor’s

(a) Non-income producing security.

(b) All or a portion of this security is segregated as collateral for written options. As of June 30, 2012, the total amount segregated was $167,618,096.

See notes to financial statements.

12 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
55	Apple, Inc.	August 2012	$625.00	$ (48,400)
100	Adobe Systems, Inc.	July 2012	30.00	(24,850)
300	Adobe Systems, Inc.	July 2012	32.00	(27,600)
290	Adobe Systems, Inc.	July 2012	33.00	(12,035)
400	Altera Corp.	September 2012	33.00	(101,000)
300	Applied Materials, Inc.	October 2012	11.00	(27,600)
200	Applied Materials, Inc.	October 2012	13.00	(2,700)
150	Affiliated Managers Group, Inc.	September 2012	110.00	(87,750)
300	Affiliated Managers Group, Inc.	December 2012	105.00	(346,500)
350	Apache Corp.	July 2012	105.00	(350)
150	Apache Corp.	July 2012	95.00	(4,125)
100	Apache Corp.	October 2012	87.50	(61,750)
1,500	Bank of America Corp.	August 2012	8.00	(87,750)
800	Bank of America Corp.	August 2012	9.00	(14,000)
600	Bank of America Corp.	October 2012	8.00	(51,600)
800	Bank of America Corp.	November 2012	10.00	(21,200)
200	Bed Bath & Beyond, Inc.	August 2012	62.50	(39,100)
200	Best Buy Co., Inc.	September 2012	27.00	(9,700)
500	Best Buy Co., Inc.	September 2012	28.00	(18,250)
200	Celgene Corp.	January 2013	67.50	(81,500)
250	Canadian Natural Resources, Ltd.	September 2012	30.00	(18,750)
250	Canadian Natural Resources, Ltd.	September 2012	39.00	(1,250)
500	Cisco Systems, Inc.	January 2013	17.50	(59,500)
1,000	Cisco Systems, Inc.	July 2012	20.00	(1,000)
500	Cisco Systems, Inc.	October 2012	21.00	(3,000)
300	Community Health Systems, Inc.	September 2012	21.00	(225,000)
300	Community Health Systems, Inc.	September 2012	24.00	(144,000)
750	Facebook, Inc.	September 2012	31.00	(228,750)
300	Freeport-McMoRan Copper & Gold, Inc.	November 2012	35.00	(71,100)
300	Freeport-McMoRan Copper & Gold, Inc.	November 2012	36.00	(58,500)
2,000	Flextronics International, Ltd.	January 2013	7.50	(45,000)
1,000	Flextronics International, Ltd.	July 2012	6.00	(30,000)
200	FLIR Systems, Inc.	October 2012	21.00	(13,000)
200	FLIR Systems, Inc.	October 2012	27.00	(1,000)
270	Gilead Sciences, Inc.	August 2012	43.00	(220,725)
500	Gilead Sciences, Inc.	August 2012	49.00	(185,000)
230	Gilead Sciences, Inc.	November 2012	50.00	(107,525)
25	Google, Inc.	September 2012	625.00	(27,875)
11	Goldman Sachs Group, Inc.	July 2012	120.00	(33)
200	Goldman Sachs Group, Inc.	October 2012	100.00	(93,500)
400	Hewlett-Packard Co.	August 2012	29.00	(400)
200	Kohl's Corp.	July 2012	52.50	(1,000)
200	Kohl's Corp.	October 2012	45.00	(57,500)
400	Kohl's Corp.	October 2012	50.00	(32,000)
250	SPDR S&P MidCap 400 ETF Trust	September 2012	173.00	(143,750)
1,000	Morgan Stanley	July 2012	19.00	(1,500)
400	Microsoft Corp.	July 2012	32.00	(7,400)
400	Mylan, Inc.	July 2012	23.00	(800)
400	Mylan, Inc.	July 2012	24.00	(800)
200	Norfolk Southern Corp.	December 2012	72.50	(80,000)
200	Norfolk Southern Corp.	December 2012	75.00	(56,500)

See notes to financial statements.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
400	Petroleo Brasileiro SA	July 2012	$ 30.00	$ (400)
200	Petroleo Brasileiro SA	July 2012	33.00	(300)
300	Petroleo Brasileiro SA	October 2012	21.00	(20,400)
300	Petroleo Brasileiro SA	October 2012	31.00	(1,500)
300	Powershares QQQ Trust, Series 1	September 2012	63.00	(91,200)
300	Schlumberger, Ltd.	November 2012	70.00	(84,600)
400	Staples, Inc.	September 2012	17.00	(2,000)
400	Staples, Inc.	December 2012	13.00	(41,000)
400	Staples, Inc.	December 2012	14.00	(24,000)
100	SPDR S&P 500 ETF Trust	July 2012	138.00	(10,850)
200	SPDR S&P 500 ETF Trust	September 2012	136.00	(89,600)
300	St. Jude Medical, Inc.	July 2012	37.50	(82,500)
250	St. Jude Medical, Inc.	July 2012	40.00	(26,250)
300	St. Jude Medical, Inc.	July 2012	45.00	(1,500)
150	St. Jude Medical, Inc.	October 2012	37.50	(60,000)
500	State Street Corp.	August 2012	44.00	(100,750)
600	State Street Corp.	November 2012	45.00	(163,200)
300	Stryker Corp.	September 2012	55.00	(71,250)
200	Stryker Corp.	December 2012	55.00	(67,000)
800	Symantec Corp.	January 2013	20.00	(10,800)
500	Symantec Corp.	July 2012	17.00	(750)
300	Target Corp.	January 2013	60.00	(65,700)
800	Target Corp.	July 2012	52.50	(460,000)
200	T Rowe Price Group, Inc.	January 2013	65.00	(81,000)
200	T Rowe Price Group, Inc.	October 2012	60.00	(110,000)
600	Wells Fargo & Co.	July 2012	29.00	(268,500)
500	Wells Fargo & Co.	July 2012	31.00	(130,000)
300	Yahoo!, Inc.	July 2012	16.00	(8,550)
600	Yahoo!, Inc.	July 2012	17.00	(3,300)
437	Zimmer Holdings, Inc.	September 2012	60.00	(238,165)
120	Zimmer Holdings, Inc.	December 2012	65.00	(42,600)
	Total Value of Call Options Written
	(Premiums received $6,596,135)			(5,341,583)
	Put Options Written
55	Apple, Inc.	August 2012	575.00	(114,950)
200	Bed Bath & Beyond, Inc.	August 2012	57.50	(18,200)
200	Best Buy Co., Inc.	September 2012	23.00	(70,500)
750	Facebook, Inc.	September 2012	27.00	(116,250)
600	Morgan Stanley	July 2012	18.00	(207,000)
400	Microsoft Corp.	July 2012	31.00	(37,000)
200	Stryker Corp.	September 2012	50.00	(16,500)
400	Symantec Corp.	January 2013	17.50	(133,000)
	Total Value of Put Options Written
	(Premiums received $807,754)			(713,400)
	Total Value of Options Written
	(Premiums received $7,403,889)			$ (6,054,983)

See notes to financial statements.

14 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2012

Assets
Investments, at value (cost $196,550,803)	$172,383,126
Dividends and interest receivable	230,849
Other assets	13,960
Total assets	172,627,935
Liabilities
Options written, at value (premiums received of $7,403,889)	6,054,983
Investment advisory fee payable	59,796
Investment management fee payable	59,796
Fund accounting fee payable	5,802
Administration fee payable	3,654
Accrued expenses	69,095
Total liabilities	6,253,126
Net Assets	$166,374,809
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	245,308,156
Accumulated net realized loss on investments and options	(49,207,831)
Net unrealized depreciation on investments and options	(22,818,771)
Accumulated net investment loss	(7,099,429)
Net Assets	$166,374,809
Net Asset Value (based on 19,268,423 common shares outstanding)	$8.63

See notes to financial statements.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 15

STATEMENT OF OPERATIONS For the six months ended June 30, 2012 (Unaudited)	June 30, 2012

Investment Income
Dividends (net of foreign withholding taxes of $3,172)	$995,846
Interest	4,638
Total income		$1,000,484
Expenses
Investment advisory fee	429,260
Investment management fee	429,260
Professional fees	109,960
Trustees’ fees and expenses	63,247
Printing expenses	34,400
Administrative fee	23,609
Fund accounting fee	22,342
Custodian fee	22,630
Line of credit fees	15,800
NYSE listing fee	11,506
Transfer agent fee	9,248
Insurance	7,978
Miscellaneous	11,516
Total expenses		1,190,756
Investment advisory and investment management fees waived		(27,475)
Net expenses		1,163,281
Net investment loss		(162,797)
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		(1,248,730)
Options		6,006,736
Net change in unrealized appreciation (depreciation) on:
Investments		3,493,083
Options		(1,540,952)
Net realized and unrealized gain (loss) on investments and options		6,710,137
Net Increase in Net Assets Resulting from Operations		$6,547,340

See notes to financial statements.

16 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	June 30, 2012

	For the
	Six Months	For the
	Ended	Year Ended
	June 30, 2012	December 31,
	(Unaudited)	2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(162,797)	$(589,029)
Net realized gain on investments and options	4,758,006	14,046,415
Net unrealized appreciation (depreciation) on investments and options	1,952,131	(21,244,931)
Net increase (decrease) in net assets resulting from operations	6,547,340	(7,787,545)
Distributions to Common Shareholders
From and in excess of net investment income	(6,936,632)	(13,481,377)
Return of capital	–	(391,888)
	(6,936,632)	(13,873,265)
Total decrease in net assets	(389,292)	(21,660,810)
Net Assets:
Beginning of period	166,764,101	188,424,911
End of period (including distributions in excess of net investment income
of $(7,099,429) and $0, respectively)	$166,374,809	$166,764,101

See notes to financial statements.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 17

FINANCIAL HIGHLIGHTS (Unaudited)	June 30, 2012

	For the
	Six Months		For the		For the		For the		For the	For the
Per share operating performance	Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
for a common share outstanding	June 30, 2012		December 31,		December 31,		December 31,		December 31,	December 31,
throughout the period	(unaudited)		2011		2010		2009		2008	2007
Net asset value, beginning of period	$8.65		$9.78		$9.62		$7.64		$13.02	$14.84
Investment operations
Net investment income (loss) (a)	(0.01)		(0.03)		(0.05)		(0.05)		–	0.17
Net realized and unrealized gain (loss) on investments
and options	0.35		(0.38)		0.93		2.83		(4.20)	(0.67)
Total from investment operations	0.34		(0.41)		0.88		2.78		(4.20)	(0.50)
Distributions to Common Shareholders
From and in excess of net investment income	(0.36)		(0.70)		–		(0.80)		(1.18)	(1.32)
Return of capital	–		(0.02)		(0.72)		0.00	*	–	–
Total distributions to shareholders	(0.36)		(0.72)		(0.72)		(0.80)		(1.18)	(1.32)
Net asset value, end of period	$8.63		$8.65		$9.78		$9.62		$7.64	$13.02
Market value, end of period	$7.63		$7.47		$9.05		$8.89		$6.21	$11.41
Total investment return (b)
Net asset value	3.90%		–4.37%		9.84%		39.00%		–34.53%	–3.81%
Market value	6.91%		–9.99%		10.49%		61.01%		–38.12%	–16.85%
Ratios and supplemental data
Net assets end of period (in thousands)	$166,375		$166,764		$188,425		$185,393		$147,239	$250,781
Ratios to Average Net Assets:
Net operating expense ratio, including fee waivers	1.36	%(c)	1.36	%(c)	1.31	%(c)	1.42	%(c)	1.36%	1.25%
Interest expense	N/A		N/A		N/A		0.20%		0.26%	N/A
Total net expense ratio	1.36	%(c)	1.36	%(c)	1.31	%(c)	1.62	%(c)	1.62%	1.25%
Gross operating expense ratio, excluding fee waivers	1.39	%(c)	1.36	%(c)	1.31	%(c)	1.42	%(c)	1.36%	1.25%
Interest expense	N/A		N/A		N/A		0.20%		0.26%	N/A
Total gross expense ratio	1.39	%(c)	1.36	%(c)	1.31	%(c)	1.62	%(c)	1.62%	1.25%
Net investment income (loss) ratio	–0.19%		–0.33%		–0.56%		–0.57%		0.04%	1.20%
Net investment income (loss) ratio, excluding fee waiver	–0.22%		–0.33%		–0.56%		–0.57%		0.04%	1.20%
Portfolio Turnover	33%		68%		60%		14%		33%	103%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		N/A		N/A		$24,000	N/A
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		N/A		N/A		$7,135	N/A

*	Amount is less than $0.01.
(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.01% for the six months ended June 30, 2012, 0.02% for the year ended December 31, 2011 and 0.01% for the years ended December 31, 2010 and December 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

18 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2012

Note 1 – Organization:

Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in accordance with procedures established in good faith by management and approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued using the mean of the closing bid and asked prices for such securities or, if prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the six months ended June 30, 2012.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2012.

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Common Stocks	$144,749	$–	$–	$144,749
Exchange Traded Funds	10,295	–	–	10,295
Money Market Fund	4,765	–	–	4,765
U.S. Government	–	12,574	–	12,574
Total	$159,809	$12,574	$–	$172,383
Liabilities:
Written options	$6,055	$–	$–	$6,055
Total	$6,055	$–	$–	$6,055

There were no transfers between levels for the six months ended June 30, 2012.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) Recent Accounting Pronouncement

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-04 (“ASU”), modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The Fund has adopted the disclosures required by this update.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC ( the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management, LLC (the “Investment Manager”); and provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

20 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

Pursuant to an Investment Management Agreement among the Fund, the Adviser and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and pays the compensation of all officers and the trustee of the Fund who are the Investment Manager’s affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

The Fund has entered into agreements with each of the Adviser and the Investment Manager to waive a portion of the investment advisory and investment management fees to which the Fund would otherwise be subject (the “Waiver Agreements”). Effective May 1, 2012 through April 30, 2013, the Adviser and the Investment Manager shall waive a portion of the investment advisory fee and investment management fee otherwise payable to each respective adviser under the advisory agreements to the extent necessary so that the annual investment advisory fee and investment management fee are each equal to 0.45% of the average daily value of the Fund’s Managed Assets. The terms of the Investment Advisory Agreement and the Investment Management Agreement are not otherwise affected, modified or terminated by the Waiver Agreements. The Waiver Agreements shall continue until the earlier of: (i) the termination of the Investment Advisory Agreement and the Investment Management Agreement; or (ii) April 30, 2013, provided, however, that the Waiver Agreements may be terminated, without payment of any penalty, by the Fund for any reason and at any time.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee, payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options, as of June 30, 2012, is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Appreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$196,580,895	$5,853,292	($30,051,061)	($24,197,769)	$1,348,906

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales.

As of December 31, 2011 (the most recent fiscal year for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain/ (Accumulated) Capital Loss And Other
$ –	($53,935,745)

For the year ended December 31, 2011, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2011
Ordinary income	$13,481,377
Long-term capital gain	–
Return of capital	391,888
$13,873,265

At December 31, 2011, for federal income tax purposes, the Fund utilized $13,481,377 of capital loss carryforward (“CLCF”). The Fund had a remaining CLCF of $53,935,745 available to offset possible future capital gains, which is set to expire December 31, 2018. Such CLCF cannot be utilized prior to the utilization of new CLCF, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund's tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the six months ended June 30, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $51,522,653 and $53,282,015, respectively.

Note 6 – Derivatives:

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Covered Call and Put Options

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	44,924	$ 9,336,591
Options written during the year	35,684	7,931,146
Options expired during the year	(14,875)	(3,449,671)
Options closed during the year	(15,010)	(3,096,464)
Options exercised during the year	(16,030)	(3,317,713)
Options outstanding, end of year	34,693	$ 7,403,889

Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why it uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect its financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at June 30, 2012:

	Statement of Assets and Liabilities Presentation of Fair Values of Derivatives:
		(value in $000s)
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk		–	Options written, at value	$6,055
Total		–		$6,055

22 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2012

The following table presents the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012:

Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
Change in
	Amount of	Unrealized
	Realized	Appreciation
	Gain on	(Depreciation)
	Derivatives	on Derivatives
Primary Risk Exposure	Options	Options
Equity risk	$6,007	($1,541)
Total	$6,007	($1,541)

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding at June 30, 2012.

There were no transactions in common shares during the six months ended June 30, 2012 and the year ended December 31, 2011, including no shares issued in connection with the Fund’s dividend reinvestment plan.

Note 8 – Borrowings:

On April 30, 2008, the Fund entered into a revolving credit agreement with an approved counterparty, which provides for a revolving credit facility to be used as leverage for the Fund. As of June 30, 2012, the revolving credit agreement was $25,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.25% with a minimum annual rate of 3.00%. An unused commitment fee of 0.125% is charged on the difference between the $25,000,000 credit agreement and the amount borrowed, which is included in “Line of credit fees” on the Statement of Operations. At June 30, 2012, and for the six month period then ended, there were no borrowings outstanding in connection with the Fund’s credit facility. The revolving credit agreement expired on July 31, 2012 and was not renewed.

The revolving credit agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) invest the proceeds of the loan. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, maintain its status as a regulated investment company, maintain its classification as a “closed-end investment company” as defined in the 1940 Act, and maintain insurance with respect to its properties and business, including (a) fidelity bond coverage as is required by Rule 17g-1 promulgated under the 1940 Act, and (b) errors and omissions, and director and officer liability insurance.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 – Regulatory Matters:

The Adviser has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third party sub-adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On August 1, 2012, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable August 31, 2012, to shareholders of record on August 15, 2012.

On August 22, 2012, the Fund announced that its Board of Trustees has approved and recommended that the Fund shareholders approve the appointment of Madison Asset Management, LLC (“Madison”) as the sole investment adviser to the Fund. Currently, Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the Fund’s investment adviser and Madison serves as the Fund’s investment manager. In this capacity, Madison has managed the Fund’s investments since the Fund’s inception and no change in investment strategies or style is expected to occur as a result of the appointment of Madison as investment adviser. In addition, upon shareholder approval of the new investment advisory agreement there will be a reduction in the total investment advisory fees currently being charged to the Fund from an annual fee of 0.90% to 0.80%.

Shareholders will be asked to vote on a proposal to approve the new investment advisory agreement with Madison and to elect trustees at the annual shareholder meeting. Shareholders as of the record date can expect to receive a proxy statement that details the Board’s recommendations. Assuming the requisite shareholder approval is obtained, the changes described above are expected to take effect as of the close of business on December 31, 2012.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 23

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Class I Trustee	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None.
James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Class II Trustee	Since 2004	Chairman and CEO of First Weber Group (1996-present).	1	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Ronald A. Nyberg Year of birth: 1953 Class II Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Class III Trustee	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).
Lorence Wheeler Year of birth: 1938 135 Sunset Blvd. Tabernash, CO 80478 Class III Trustee	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc. (1986-1997) and Pension Specialist for CUNA Mutual Group (1997-2001).	1	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Interested Trustee:
Frank E. Burgess† Year of birth: 1942 550 Science Drive Madison, WI 53711 Class I Trustee and Senior Vice President	Since 2004	Founder and CEO of Madison Investment Advisors, Inc. and Madison Asset Management, LLC (1974-present). Formerly, President of Madison Investment Advisors, Inc. and Madison Asset Management, LLC (1974-2012).	1	Director, Capital Bankshares, Inc., Outrider Foundation, Inc., and Santa Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

* Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

    -Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

    -Class II Trustees are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

    -Class III Trustees are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

*** As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

† Mr. Burgess is an “interested person” (as defined in section 2(a) (19) of the 1940 Act) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

24 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2012

Executive Officers:

The executive officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the
Position(s) Held with Registrant	Length of Time Served	Past Five Years and Other Affiliations
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of birth: 1959		Distributors, LLC, and Guggenheim Funds Services Group, LLC. (2007-present). Chief Legal Officer and/or Chief
Chief Executive Officer	Since 2010	Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant
Chief Legal Officer	Since 2008	Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC
Year of Birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Financial Officer
and Treasurer
Ann E. Edgeworth	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation
Year of birth: 1961		(2007-2011); Director, Investors Bank & Trust (2004-2007).
Interim Chief
Compliance Officer
Mark E. Mathiasen	Since 2008	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President;
Year of birth: 1978		Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain other funds in the
Secretary		Fund Complex.
Stevens T. Kelly	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011 to present). Assistant Secretary of certain other
Year of Birth: 1982		funds in the Fund Complex. Previously, associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law
Assistant Secretary		School (2005-2008).
Ray Di Bernardo	Since 2003	Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
Greg Hoppe	Since 2008	Vice President of Madison Mosaic, LLC (1999-present); Vice President of Madison Asset Management LLC
550 Science Drive		(2004-present).
Madison, WI 53711
Year of birth: 1969
Vice President

*	Address for all officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 25

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

26 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY
AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT	June 30, 2012

At a meeting held on April 19, 2012 (the “April Meeting”), the Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) of Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”), including each of the Trustees who is not an “interested person” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (collectively, the “Independent Trustees”), on the recommendation of the Nominating and Governance Committee of the Board (referred to as the “Committee“ and consisting solely of the Independent Trustees) renewed: (1) the investment advisory agreement between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the Fund (the “Investment Advisory Agreement”); and (2) the investment management agreement by and among the Adviser, Madison Asset Management, LLC (the “Manager”) and the Fund (the “Investment Management Agreement”) for an interim period through September 30, 2012, subject to agreement by the Adviser and Manager to requested fee waivers, as described below. (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”)

At meetings held in person on February 20, 2012 and reconvened on February 27, 2012 (the “February Meeting”) and March 20, 2012 (the “March Meeting”), the Committee met independently of Fund management to further consider the renewal of the Advisory Agreements, having previously met by telephone on January 31, 2012. As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of Trustees related to such consideration. The Board and the Committee took into account various materials received from the Adviser, the Manager, Independent Legal Counsel and Thomas H. Mack, a leading industry consultant with extensive experience providing analyses of fund performance to fund directors/trustees, who had been engaged to assist the Independent Trustees. The Board and the Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding the performance and operating results of the Fund.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Manager. The Adviser and the Manager provided extensive information in response to the initial request and to a supplemental request for additional information. Mr. Mack also provided the Committee an independent perspective on the appropriate methodologies for evaluating the Fund’s performance, an assessment of the Fund’s historical performance and other matters related to the Fund’s portfolio management. Among other information, the Adviser and the Manager each provided a strategic alternatives proposal and provided materials supporting its respective proposal and general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and the Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Manager and information about the compliance programs of the Adviser and Manager, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and the Committee concluded that it was in the best interests of the Fund that the Board approve the renewal of each of the Advisory Agreements for an interim period through September 30, 2012, subject to the agreement by the Adviser and Manager to requested fee waivers, to allow time for additional follow-up activity to occur, including additional consideration of strategic proposals.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Manager was responsible for the investment and reinvestment of the Fund’s assets. The Board considered the Adviser’s responsibility to oversee the Manager and that the Adviser has similar responsibilities for other funds registered under the 1940 Act for which it serves as investment adviser. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. The Board took into account the secondary market support services provided by the Adviser to the Fund, including the Adviser’s efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Board further considered the information from, and presentations to the Independent Trustees by management concerning, various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Board reviewed financial information regarding the Adviser and its parent, Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm, as of December 31, 2011 (the most recent date that audited balance sheets and income statements were available) and considered the guaranty agreement between the Fund and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreement.

The Board also considered the acceptability of the terms of the Investment Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and evaluated at the February Meeting and the March Meeting, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 27

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY
AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT continued	June 30, 2012

Investment Performance: The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year, three-year, five-year and since-inception periods ended December 31, 2011. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in large-cap domestic equity securities and that write individual call options on a substantial portion of the fund’s assets. The Board noted that the Fund’s investment results reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team and, in particular, the writing of covered call options on common stocks to generate income. The Board also considered that the Adviser does not directly manage investment performance but that such duties were the Manager’s responsibility. The Board also requested and reviewed performance information for the larger covered call closed-end fund universe. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Manager’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Board compared the Fund’s advisory and management fees and expense ratio to those of the peer group of funds and to the advisory fees that the Adviser charged to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the combined advisory and management fees were at the median of the peer group of funds.

The Board also considered that its action approving the renewal of the Advisory Agreements for an interim period was subject to the agreement of each of the Adviser and Manager providing the Fund a five (5) basis point waiver in the fees payable under the Advisory Agreements during the renewed term of the contracts.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provide it with additional revenue.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information as of December 31, 2010 and determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable. Further, the Board noted that more current information would be available for review as of the termination of the interim contract period.

Economies of Scale to be Realized: The Board noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Investment Management Agreement

Nature, Extent and Quality of Services Provided by the Manager: With respect to the nature, extent and quality of services provided by the Manager, the Board considered the qualifications, experience and skills of the Manager’s portfolio management team and other key personnel. The Board also considered the Manager’s experience implementing the strategy of writing covered call options on a portion of the Fund’s equity securities. The Board also discussed the acceptability of the terms of the Investment Management Agreement. Based on the foregoing, and based on other information received (both oral and written) and evaluated at the February Meeting and the March Meeting, the Board concluded that the Manager had personnel qualified to provide the services under the Investment Management Agreement.

Investment Performance: In considering investment performance, the Board considered the Manager’s efforts in pursuing the Fund’s primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Board reviewed the performance of the Fund and the average of the peer group of funds for the three-month, one-year, three-year, five-year and since-inception periods ended December 31, 2011. The Board found performance results to be mixed, noting that although the Fund underperformed relative to the returns of the CBOE BuyWrite Index (the “BXM”) for periods other than the three-year period, the Fund’s three-year returns and three-month returns resulted in a ranking of 2 out of 5 in its peer group, while the one-year and five-year returns resulted in a 5 out of 5 peer group ranking. In this connection, the Board noted the Manager’s explanation that the BXM’s return for 2011 reflected the confluence of unusual market conditions and, in this regard, was “overstated.” The Board also reviewed the performance of the Fund for each year and against the larger covered call closed-end fund universe, which reflected above average performance for the three-year period and underperformance for the one- and five-year periods. The Board also considered that as a percentage of the Fund’s market price, the Fund had distributed a level of current income consistent with the peer group of funds.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Manager from its Relationship with the Fund: The Board reviewed the management fee paid by the Fund to the Manager and compared it to the fees charged by the Manager to other investment company clients for which the Manager serves as adviser that have a covered call strategy. The Board considered that the Fund’s management fee was lower than the Manager’s two investment company clients’ advisory fees and that the Manager did not serve as sub-adviser for other funds.

The Board also considered that its action approving the renewal of the Advisory Agreements for an interim period was subject to the agreement of each of the Adviser and Manager providing the Fund a five (5) basis point waiver in the fees payable under the Advisory Agreements during the renewed term of the contracts.

28 l MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY
AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT continued	June 30, 2012

With respect to the costs of services to be provided and profits realized by the Manager from its relationship to the Fund, the Board reviewed information regarding the revenues the Manager received under the Investment Management Agreement and estimated allocated expenses of the Manager in providing services under the Investment Management Agreement.

The Board considered other benefits available to the Manager because of its relationship to the Fund and noted that the accounting services fees received by the Manager from serving as accounting services provider to the Fund provided it with additional revenue. The Board also considered the Manager’s use of soft dollars and its ability to obtain brokerage research with the Fund’s commissions, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Manager.

Based on the information provided, the Board determined that the Manager’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Overall Conclusions

Based on the foregoing, the Board determined at the April Meeting that investment advisory and investment management fees are fair and reasonable in light of the extent and quality of the services provided and the benefits received and that the continuation of each Advisory Agreement for an interim period through September 30, 2012, is in the best interests of the Fund. In reaching this conclusion, the Board considered a variety of factors and no single factor was determinative.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 29

This Page Intentionally Left Blank.

FUND INFORMATION	June 30, 2012

Board of Trustees	Executive Officers	Investment Manager	Custodian
Randall C. Barnes	Kevin M. Robinson	Madison Asset	The Bank of New
	Chief Executive Officer	Management, LLC	York Mellon
Frank Burgess*	and Chief Legal Officer	Madison, WI	New York, New York

James Imhoff, Jr.	John Sullivan	Investment Adviser
	Chief Financial Officer,	and Administrator	Legal Counsel
Ronald A. Nyberg	Chief Accounting Officer	Guggenheim Funds	Vedder Price P.C.
	and Treasurer	Investment	Chicago, Illinois
Ronald E. Toupin, Jr.,		Advisors, LLC
	Ann E. Edgeworth	Lisle, IL	Independent Registered
Chairman	Interim Chief		Public Accounting Firm
	Compliance Officer		Ernst & Young LLP
Lorence Wheeler			Chicago, Illinois
Frank Burgess
* Trustee is an “interested	Senior Vice President
person” of the Fund as
defined in the	Mark E. Mathiasen
Investment Company Act	Secretary
of 1940, as amended.
Stevens T. Kelly
Assistant Secretary

Ray Di Bernardo
Vice President

Greg Hoppe
Vice President

Privacy Principles of Madison/Claymore Covered Call & Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.guggenheimfunds.com/mcn.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov or at www.guggenheimfunds.com/mcn. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its common shares in the open market.

MCN l MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND SEMIANNUAL REPORT l 31

ABOUT THE INVESTMENT MANAGER

Madison Asset Management, LLC

Madison Asset Management, LLC (MAM), a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages approximately $16.0 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of June 30, 2012.

Investment Philosophy

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The manager employs a fundamental, bottom-up strategy in constructing equity portfolios. The manager looks for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The manager follows a rigorous three-step process when evaluating companies and then employs an actively-managed option strategy to help enhance income and mitigate downside risk.

1. Business model. The manager looks for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. Management. When assessing management, the manager looks to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. Proper valuation. The final step in the process is assessing the proper valuation for the company. The manager strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the manager has high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC
(08/12)	CEF-MCN-SAR-0612

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)
There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on
Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)       Not Applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           September 6, 2012

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Accounting Officer, Chief Financial Officer and Treasurer

Date:           September 6, 2012